Exhibit 13.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

OF ABB LTD, PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002
In connection with the Annual

Report on Form 20-F for the fiscal year ended

December 31, 2023 of
ABB Ltd (the “Company”) as filed

with the U.S. Securities and Exchange

Commission (the “Commission”) on
the date hereof (the “Report”)

and pursuant to 18 U.S.C. §1350,

as adopted pursuant to Section

906 of the
Sarbanes-Oxley Act of 2002, I, Björn

Rosengren, Chief Executive

Officer of the Company, certify, that, to my
knowledge:
(1)

the Report fully complies with the requirements

of Section 13(a) or 15(d) of

the
Securities Exchange Act of 1934,

as amended; and
(2)

the information contained in the Report

fairly presents, in all material

respects, the
financial condition and

results of operations of the Company.
Dated: February 22, 2024
By: /s/ B
JÖRN
R
OSENGREN
Björn Rosengren
Chief Executive Officer
(principal executive officer)